Exhibit 10.12

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

IN ADDITION, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED, OR BE THE SUBJECT OF ANY HEDGING, SHORT SALE, DERIVATIVE, PUT, OR CALL TRANSACTION THAT WOULD RESULT IN THE EFFECTIVE ECONOMIC DISPOSITION OF SUCH SECURITIES BY ANY PERSON FOR A PERIOD OF THREE HUNDRED SIXTY (360) DAYS IMMEDIATELY FOLLOWING THE DATE OF EFFECTIVENESS OF THE PUBLIC OFFERING OF THE COMPANY’S SECURITIES PURSUANT TO REGISTRATION STATEMENT NO.: 333-164273 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT IN ACCORDANCE WITH FINRA RULE 5110(G)(2).

TRI-TECH HOLDING INC.

WARRANT

__________ Ordinary Shares

__________, 2010

This WARRANT (this “Warrant”) of Tri-Tech Holding Inc., a company duly organized and validly existing under the laws of the Cayman Islands (the “Company”), is being issued pursuant to that certain Underwriting Agreement, dated as of [                    ], 2010, by and between the Company and Newbridge Securities Corp., the representative of the Underwriters (the “Representative”) relating to a firm commitment public offering (the “Offering”) of _______ ordinary shares, $0.001 par value (the “Ordinary Shares”), of the Company.

FOR VALUE RECEIVED, the Company hereby grants to [Insert Underwriter Name] and its permitted successors and assigns (collectively, the “Holder”) the right to purchase from the Company up to __________________ (                    ) Ordinary Shares (such Ordinary Shares underlying this Warrant, the “Warrant Shares”), at a per share purchase price equal to $[            ] [145% OF THE PUBLIC OFFERING PRICE] (the “Exercise Price”), subject to the terms, conditions and adjustments set forth below in this Warrant.

1. Vesting of Warrant. This Warrant shall vest and become exercisable on the Base Date. For purposes of this Warrant, the “Base Date” shall mean [                    ], 2010. Except as

otherwise provided for herein or as permitted by applicable rules of the Financial Industry Regulatory Authority, Inc., (“FINRA”) this Warrant and the Warrant Shares shall not be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Warrant or the Warrant Shares, for the 360 days following the Base Date. The Warrant and the Warrant Shares are subject to a 360-day lock-up pursuant to Section 9 hereof in accordance with FINRA Rule 5110(g)(2).

2. Expiration of Warrant. This Warrant shall expire on the five (5) year anniversary of the Base Date (the “Expiration Date”).

3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of this Section 3.

3.1 Manner of Exercise.

(a) This Warrant is exercisable in whole or in part at any time and from time to time. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 12 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant) as provided in this paragraph. The date such Notice of Exercise is faxed to the Company shall be the “Exercise Date,” provided that the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) business days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of Warrant Shares then being purchased pursuant to such exercise. Upon surrender of this Warrant Certificate, together with appropriate payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Ordinary Shares so purchased. The Exercise Price may be paid in a “cashless” or “cash” exercise or a combination thereof pursuant to Section 3.1(b) and/or Section 3.1(c) below.

(b) If the Notice of Exercise form elects a “cashless” exercise, the Holder shall thereby be entitled to receive a number of Ordinary Shares determined as follows:

X = Y [(A – B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Fair Market Value

B = the Exercise Price.

For purposes of this Section 3.1(b), “Fair Market Value” shall be the closing price of the Ordinary Shares as reported by the Nasdaq Capital Market, or if quoted on an automated quotation service, such automated quotation service, on the date immediately prior to the Exercise Date. If the Ordinary Shares are not then listed on a national stock exchange or such other quotation system or association, the Fair Market Value of one Ordinary Share as of the date of determination, shall be as determined in good faith by the Board of Directors of the Company and the Holder. If the Ordinary Shares are not then listed on a national securities exchange or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the fair market value of an Ordinary Share as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder. Such adjustment shall be made successively whenever such a payment date is fixed.

(c) If the Notice of Exercise form elects a “cash” exercise, the Exercise Price per Ordinary Share for the shares then being exercised shall be payable in cash or by certified or official bank check.

3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been duly surrendered to the Company as provided in Sections 3.1 and 12 hereof, and, at such time, the Holder in whose name any certificate or certificates for Warrant Shares shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof of the number of Warrant Shares purchased upon exercise of this Warrant.

3.3 Delivery of Ordinary Share Certificates and New Warrant. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause the name of the Holder (or as Holder may direct) to be entered in the register of members in respect of the Warrant Shares and further cause to be issued in the name of and delivered to the Holder hereof or, subject to Sections 9 and 10 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon exercise; and

(b) in case exercise is in part only, a new Warrant document of like tenor, dated the date hereof, for the remaining number of Warrant Shares issuable upon exercise of this Warrant after giving effect to the partial exercise of this Warrant (including the delivery of any Warrant Shares as payment of the Exercise Price for such partial exercise of this Warrant).

4. Certain Adjustments. For so long as this Warrant is outstanding:

4.1 Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of the Ordinary Shares otherwise provided for herein) resulting in a reclassification to or change in the terms of securities issuable upon exercise of this Warrant (a “Reorganization”), or a merger or consolidation of the Company with another corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) (other than a merger with another Person in which the Company is a continuing corporation and which does not result in any reclassification or change in the terms of securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property receivable upon such Reorganization or Merger by a holder of the number of Ordinary Shares which might have been purchased upon exercise of this Warrant immediately prior to such Reorganization or Merger. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant. The provisions of this Section 4.1 shall similarly apply to successive Reorganizations and/or Mergers.

4.2 Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time effectuate a split or subdivision of the outstanding Ordinary Shares or pay a dividend in or make a distribution payable in additional Ordinary Shares or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional Ordinary Shares (hereinafter referred to as the “Ordinary Share Equivalents”) without payment of any consideration by such holder for the additional Ordinary Shares or Ordinary Shares Equivalents (including the additional Ordinary Shares issuable upon conversion or exercise thereof), then, as of the applicable record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Exercise Price shall be appropriately decreased and the number of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that no adjustment shall be made in the event the split, subdivision, dividend or distribution is not effectuated.

4.3 Combination of Shares. If the number of Ordinary Shares outstanding at any time after the date hereof is decreased by a combination of the outstanding Ordinary Shares, the per share Exercise Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

4.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash dividends or distributions to the holders of Ordinary Shares paid out of current or retained earnings and declared by the Company’s board of directors) or options or rights not referred to in Sections 4.1, 4.2 or 4.3, then, in each such case for the purpose of this Section 4.4, upon exercise of this Warrant, the Holder shall be entitled to a proportionate share of any such distribution as though the Holder was the actual record holder of the number of Warrant Shares as of the record date fixed for the determination of the holders of Ordinary Shares of the Company entitled to receive such distribution.

5. No Impairment. The Company will not, by amendment of its memorandum and articles of association or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the Holder against impairment.

6. Chief Financial Officer’s Report as to Adjustments. With respect to each adjustment pursuant to Section 4 of this Warrant, the Company, at its expense, will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property of the Company, as the case may be) and prepare a report setting forth, in reasonable detail, the event requiring the adjustment or re-adjustment and the amount of such adjustment or re-adjustment, the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, and the Exercise Price and the number of Warrant Shares or other securities purchasable hereunder after giving effect to such adjustment or re-adjustment, which report shall be mailed by first class mail, postage prepaid to the Holder. The Company will also keep copies of all reports at its office maintained pursuant to Section 10.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any prospective purchaser of the Warrant designated by the Holder thereof.

7. Reservation of Shares. The Company shall, solely for the purpose of effecting the exercise of this Warrant, at all times during the term of this Warrant, reserve and keep available out of its authorized Ordinary Shares, free from all taxes, liens and charges with respect to the issue thereof and not subject to preemptive rights or other similar rights of shareholders of the Company, such number of its Ordinary Shares as shall from time to time be sufficient to effect in full the exercise of this Warrant. If at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect in full the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company will promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite shareholder approval necessary to increase the number of authorized Ordinary Shares. The Company hereby represents and warrants that all Ordinary Shares issuable upon exercise of this Warrant shall be duly authorized and, when issued and paid for upon exercise, shall be validly issued, fully paid and nonassessable.

8. Listing. The Company shall secure the listing of the Ordinary Shares underlying this Warrant upon each national securities exchange or automated quotation system upon which

Ordinary Shares are then listed (subject to official notice of issuance) and shall maintain such listing of Ordinary Shares. The Company shall at all times comply in all material respects with the Company’s reporting, filing and other obligations under the by-laws or rules of the Nasdaq Capital Market (or such other national securities exchange or market on which the Ordinary Shares may then be listed, as applicable).

9. Restrictions on Transfer. During the first twelve (12) months following the Base Date, this Warrant shall not be transferred, sold, assigned, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in its effective economic disposition by Holder except (i) to officers, directors, employees and/or partners of the Representative and members of the underwriting syndicate; (ii) by will, or (iii) by operation of law. Notwithstanding any other provisions of this Section 9, this Warrant or the Warrant Shares may only be transferred or assigned to the persons permitted under FINRA

Rule 5110(g)(2) for the 360 days following the Base Date.

10. Ownership, Transfer and Substitution of Warrant.

10.1 Ownership of Warrant. The Company may treat any Person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 10.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Sections 9 and 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

10.2 Office; Exchange of Warrant.

(a) The Company will maintain its principal office at the location identified in the prospectus relating to the Offering or at such other offices as set forth in the Company’s most current filing (as of the date notice is to be given) under the Exchange Act or as the Company otherwise notifies the Holder.

(b) The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a Warrant Register for the registration and transfer of the Warrant. The name and address of the holder of the Warrant, the transfers thereof and the name and address of the transferee of the Warrant shall be registered in such Warrant Register. The Person in whose name the Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company at its expense will (subject to compliance with Section 9 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of Ordinary Shares called for on the face of the Warrant so surrendered (after giving effect to any previous adjustment(s) to the number of Warrant Shares).

10.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

11. No Rights or Liabilities as Stockholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any Ordinary Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Ordinary Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

12. Notices. Any notice or other communication in connection with this Warrant shall be given in writing and directed to the parties hereto as follows: (a) if to the Holder, c/o [Insert address]; or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 10.2(a) hereof; provided, that the exercise of the Warrant shall also be effected in the manner provided in Section 3 hereof. Notices shall be deemed properly delivered and received when delivered to the notice party (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next Business Day, on the first Business Day after deposit with such courier service, or (iv) if sent by registered or certified mail, five (5) Business Days after deposit thereof in the U.S. mail.

13. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Ordinary Shares underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the transfer or registration of this Warrant or any certificate for Ordinary Shares underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Ordinary Shares underlying this Warrant upon exercise hereof.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

TRI-TECH HOLDING INC.

By:
Name:
Title:

[Signature Page to Representative’s Warrant]

EXHIBIT A

FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

To Tri-Tech Holding Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to __________ Warrant Shares, at an exercise price per share of $            , and requests that the certificates for such Warrant Shares be issued, subject to Sections 9 and 10, in the name of, and delivered to:

The undersigned is hereby making payment for the Warrant Shares in the following manner: _______________________ [describe desired payment method as provided for in 3.1 of the Warrant].

The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.

Dated: _______________

Print or Type Name

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City)                (State)                (Zip Code)

EXHIBIT B

FORM OF ASSIGNMENT

[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ [include name and addresses] the rights represented by the Warrant to purchase __________ Ordinary Shares of Tri-Tech Holding Inc. to which the Warrant relates, and appoints _____________________ Attorney to make such transfer on the books of Tri-Tech Holding Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

Signed in the presence of:
(Signature of Transferee)

(Street Address)

(City) (State) (Zip Code)
Signed in the presence of: